UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2015

BROADRIDGE FINANCIAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

001-33220	33-1151291
(Commission file number)	(I.R.S. Employer Identification No.)
5 Dakota Drive
Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 472-5400
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On November 12, 2015, Broadridge Financial Solutions, Inc. (“Broadridge” or the “Company”) held its 2015 Annual Meeting of Stockholders. At the 2015 Annual Meeting, stockholders approved all of management’s proposals, which were:

1.	The election of nine directors for terms of one year and until their successors are elected and qualified;

2.	The advisory vote on the Company’s executive compensation (the Say on Pay Vote); and

3.
The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2016.

Proposal 1: Election of Directors. The following table reflects the tabulation of the votes with respect to each director who was elected at the 2015 Annual Meeting:

	FOR	AGAINST	ABSTAIN	Broker Non Votes

Leslie A. Brun	93,493,694	941,471	321,566	11,393,573
Richard J. Daly	94,181,737	252,444	322,550	11,393,573
Robert N. Duelks	94,188,412	240,014	328,305	11,393,573
Richard J. Haviland	94,053,156	372,174	331,401	11,393,573
Brett A. Keller	94,206,737	224,688	325,306	11,393,573
Stuart R. Levine	94,177,068	258,471	321,192	11,393,573
Maura A. Markus	94,172,905	249,660	334,166	11,393,573
Thomas J. Perna	94,192,274	239,475	324,982	11,393,573
Alan J. Weber	93,750,244	683,211	323,276	11,393,573

Proposal 2: Advisory Vote on the Company’s Executive Compensation (the Say on Pay Vote). The approval, on an advisory basis, of the Company’s executive compensation was approved by the stockholders. The stockholders cast 89,797,784 votes in favor of this proposal and 4,598,195 votes against. There were 360,752 abstentions and 11,393,573 broker non-votes.

Proposal 3: Ratification of Appointment of Auditors. The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm to conduct the annual audit of the financial statements of the Company and its subsidiaries for the fiscal year ending June 30, 2016, was approved by the stockholders. The stockholders cast 103,921,970 votes in favor of this proposal and 1,846,282 votes against. There were 382,052 abstentions.

Item 7.01.	Regulation FD Disclosure.

The Company is furnishing the transcript of the Company’s 2015 Annual Meeting of Stockholders held on November 12, 2015.

In certain circumstances, results in this transcript have been presented on an adjusted basis and are not generally accepted accounting principles measures (“Non-GAAP”). These Non-GAAP financial measures should be viewed in addition to, and not as a substitute for, the Company's reported results. The reconciliations of any Non-GAAP measures included in this transcript to their most directly comparable GAAP measures were included in the Company’s press release and Earnings Webcast & Conference Call Presentation dated August 7, 2015 for the fiscal year ended June 30, 2015, and in the Company’s press release and Earnings Webcast & Conference Call Presentation dated November 5, 2015 for the first quarter ended September 30, 2015, which were included as Exhibits 99.1 and 99.2 to the Company’s Forms 8-K dated August 7, 2015 and November 5, 2015, respectively, and are also available under the “Investor Relations” section of the Company’s website at www.broadridge-ir.com.

The information furnished pursuant to Items 7.01 and 9.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This current report on Form 8-K and other written or oral statements made from time to time by representatives of Broadridge may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature, and which may be identified by the use of words such as “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. In particular, statements about Broadridge’s future financial performance are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. These risks and uncertainties include those risk factors discussed in Part I, “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended June 30, 2015 (the “2015 Annual Report”), as they may be updated in any future reports filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date of this 8-K and are expressly qualified in their entirety by reference to the factors discussed in the 2015 Annual Report.

These risks include: the success of Broadridge in retaining and selling additional services to its existing clients and in obtaining new clients; Broadridge’s reliance on a relatively small number of clients, the continued financial health of those clients, and the continued use by such clients of Broadridge’s services with favorable pricing terms; changes in laws and regulations affecting Broadridge’s clients or the investor communication services provided by Broadridge; declines in participation and activity in the securities markets; any material breach of Broadridge security affecting its clients’ customer information; the failure of Broadridge’s outsourced data center services provider to provide the anticipated levels of service; a disaster or other significant slowdown or failure of Broadridge’s systems or error in the performance of Broadridge’s services; overall market and economic conditions and their impact on the securities markets; Broadridge’s failure to keep pace with changes in technology and demands of its clients; Broadridge’s ability to attract and retain key personnel; the impact of new acquisitions and divestitures; and competitive conditions. Broadridge disclaims any obligation to update or revise forward-looking statements that may be made to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events, other than as required by law.

Item 9.01.    Financial Statements and Exhibits.
Exhibits. The following exhibit is furnished herewith:

Exhibit No.	Description
99.1	Transcript of the 2015 Broadridge Financial Solutions, Inc. Annual Meeting of Stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 13, 2015

BROADRIDGE FINANCIAL SOLUTIONS, INC. By: /s/ Adam D. Amsterdam Name: Adam D. Amsterdam Title: Vice President, General Counsel and Secretary